UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 23, 2008 (June 11, 2008)

Date of Report (Date of earliest event reported)

APPLERA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-04389	06-1534213
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Merritt 7 Norwalk, Connecticut	06851
(Address of principal executive offices)	(Zip Code)

(203) 840-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01.              Other Events.

This Current Report on Form 8-K/A is being filed solely to correct typographical errors in Exhibit 2.1 to the Current Report on Form 8-K of Applera Corporation (the “Company”) filed with the United States Securities and Exchange Commission (the “SEC”) on June 12, 2008 (the “Original Filing”).  A copy of the corrected Agreement and Plan of Merger, dated as of June 11, 2008 (the “Merger Agreement”), among Invitrogen Corporation, Atom Acquisition, LLC, and Applera Corporation is attached hereto as Exhibit 2.1.  Except for the replaced exhibit, this Current Report on Form 8-K/A does not amend or update any other information contained in the Original Filing.

ADDITIONAL INFORMATION ABOUT THIS TRANSACTION

                In connection with the proposed merger, Invitrogen will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of the Company and Invitrogen.  The Company and Invitrogen will mail the joint proxy statement to their respective stockholders.  Investors and security holders are urged to read the joint proxy statement when it becomes available because it will contain important information.  You may obtain a free copy of the joint proxy statement (when available) and other related documents filed with the SEC by the Company and Invitrogen at the SEC’s website at www.sec.gov.  The joint proxy statement (when it is available) and the other documents may also be obtained for free at the Company’s website at http://www.applera.com or at Invitrogen’s website at http://www.invitrogen.com.

The Company and Invitrogen and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in respect of the transactions contemplated by the Merger Agreement.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of stockholders in connection with the merger will be set forth in the joint proxy statement when it is filed with the SEC.  You can find information about Company’s executive officers and directors in the Company’s definitive proxy statement filed with the SEC on September 6, 2007.  You can find information about Invitrogen’s executive officers and directors in its definitive proxy statement filed with the SEC on March 5, 2008.  You may obtain free copies of these documents from the Company or Invitrogen, as applicable, by using the contact information above.

Item 9.01.              Financial Statement and Exhibits.

                (d)           Exhibits.

                The following exhibits are filed with this Report:

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of June 11, 2008, among Invitrogen Corporation, Atom Acquisition, LLC, and Applera Corporation (corrected agreement that replaces Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on June 12, 2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLERA CORPORATION

By:	/s/ Thomas P. Livingston
Thomas P. Livingston
Vice President and Secretary

Date: June 23, 2008

EXHIBIT INDEX

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of June 11, 2008, among Invitrogen Corporation, Atom Acquisition, LLC and Applera Corporation (corrected agreement that replaces Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on June 12, 2008)